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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   November 21, 1996
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                        AMLI RESIDENTIAL PROPERTIES TRUST
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    Maryland
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               1-12784                                 36-3925916
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(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)


     125 South Wacker Drive, Suite 3100, Chicago, Illinois         60606
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                 (312) 984-5037
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




                                                                  Page 1 of 4.

                                          Index to Exhibits appears at page 4.

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ITEM 5. OTHER EVENTS.

     A purchase agreement with respect to Common Shares of Beneficial Interest of Amli Residential Properties Trust and a list of subsidiaries of Amli Residential Properties Trust are filed as exhibits hereto.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits.

          1.1 Purchase Agreement, dated November 21, 1996, among Merrill Lynch & Co., Lehman Brothers Inc., Dean Witter Reynolds Inc., EVEREN Securities, Inc., Amli Residential Properties Trust and Amli Residential Properties, L.P.

          21.1 List of Subsidiaries of Amli Residential Properties Trust.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMLI RESIDENTIAL PROPERTIES TRUST



Dated:  November 22, 1996            By: /s/ Charles C. Kraft
                                         -------------------------------
                                         Name: Charles C. Kraft
                                         Title: Treasurer



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                                INDEX TO EXHIBITS

EXHIBIT                                                               SEQUENTIAL
  NO.    DOCUMENT DESCRIPTION                                          PAGE NO.
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1.1      Purchase Agreement, dated November 21, 1996, among Merrill
         Lynch & Co., Lehman Brothers Inc., Dean Witter Reynolds
         Inc., EVEREN Securities, Inc., Amli Residential Properties
         Trust and Amli Residential Properties, L.P.

21.1     List of Subsidiaries of Amli Residential Properties Trust.